Exhibit 99.1
Mechanics Bancorp Declares Cash Dividend
Walnut Creek, CA, November 26, 2025 (BUSINESS WIRE) – Mechanics Bancorp (Nasdaq: MCHB) today announced that it has declared a cash dividend of $0.21 per share of Class A common stock and $2.10 per share of Class B common stock, each payable on December 15, 2025, to shareholders of record as of the close of business on December 8, 2025.
“Our integration of HomeStreet Bank is progressing smoothly and our regulatory capital ratios are stronger than initially anticipated,” said C.J. Johnson, President and CEO of Mechanics Bancorp. “As such, we are pleased to accelerate our capital return strategy with this fourth quarter dividend.”
About Mechanics Bancorp.
Mechanics Bancorp is headquartered in Walnut Creek, Calif., and is the holding company of Mechanics Bank, a full-service bank with more than $22 billion in assets and 166 branches across California, Oregon, Washington and Hawaii. Founded in 1905 to help families, businesses and communities prosper, Mechanics Bank offers a wide range of products and services in consumer and business banking, commercial lending, cash management services, private banking, and comprehensive wealth management and trust services.
To learn more, visit www.MechanicsBank.com.

Forward –Looking Statement Disclaimer

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained or incorporated by reference in this press release, including statements regarding our plans, objectives, expectations, strategies, beliefs, or future performance or events, are forward-looking statements. Generally, forward-looking statements include the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “look,” “may,” “optimistic,” “plan,” “potential,” “projection,” “should,” “will,” and “would” and similar expressions (or the negative of these terms), although not all forward-looking statements contain these identifying words. These statements are subject to known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time, many of which may be beyond our control. Our future performance and actual results may differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results.

A discussion of the factors, risks and uncertainties that could affect our financial results, business goals and operational and financial objectives also is contained in the Risk Factors included on Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 2, 2025. We strongly recommend readers review those disclosures in conjunction with the discussions herein. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements in this press release are based on management’s expectations at the time such statements are made and speak only as of the date made. The Company does not assume any obligation or undertake to update any forward-looking statements after the date of this press release as a result of new information, future events or developments, except as required by federal securities or other applicable laws, although the Company may do so from time to time. All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

Contact:
Nathan Duda
Executive Vice President, Chief Financial Officer
ir@mechanicsbank.com

Source: Mechanics Bancorp